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EXHIBIT 99.5

CONSENT OF INDEPENDENT AUDITORS

Board of Directors
Genesis Bioventures, Inc.

        We hereby consent to the use of our independent auditors' report dated January 15, 2002 on the financial statements of Biomedical Diagnostics, LLC for the period ended November 30, 2001 in this Amendment No. 1 to the Current Report on Form 8-K of Genesis Bioventures, Inc.

Plante & Moran, LLP

Ann Arbor, Michigan
February 12, 2002

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EXHIBIT 99.5 CONSENT OF INDEPENDENT AUDITORS